UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05569

Franklin Universal Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, Ca 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, Ca 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (650) 312-2000

Date of fiscal year end: 8/31

Date of reporting period: 2/29/20

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

February 29, 2020

FRANKLIN TEMPLETON

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 416-5585 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)416-5585 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That's why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we've managed through all kinds of markets—up, down and those in between. We're always preparing for what may come next. It's because of this, combined with our strength as one of the world's largest asset managers that we've earned the trust of millions of investors around the world.

Contents
Semiannual Report
Franklin Universal Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2
Performance Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	5
Important Notice to Shareholders. . . . . . . . . . . . . . . . . . . . . . .	7
Financial Highlights and Statement of Investments . . . . . .	8
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .	23
Dividend Reinvestment and Cash Purchase Plan . . . . . . .	31
Shareholder Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33

Visit  www.franklintempleton.com/investor/  investments-and-solutions/investment- options/closed-end-funds/ for fund updates, to access your account, or to find helpful financial planning tools.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Franklin Universal Trust

Dear Shareholder:

This semiannual report for Franklin Universal Trust covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

Performance Overview

For the six months under review, the Fund's cumulative total returns were -0.14% based on net asset value and -0.25% based on market price, as shown in the Performance Summary on page 5. For comparison, the Credit Suisse (CS) High Yield Index, which is designed to mirror the investable universe of the U.S. dollar-denominated high-yield debt market, posted a +0.99% total return,1 and utilities stocks, as measured by the Standard & Poor's® (S&P®) 500 Utilities Index, which tracks all electric utility stocks in the broad S&P 500® Index, posted a total return of +1.92% for the same period.2

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

Bond prices rose during the reporting period, as low inflation, interest-rate cuts, strong demand for yield and a flight to perceived quality supported fixed income markets. For most of the reporting period, U.S. bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, generally performed well, while U.S. equities, as measured by the Standard & Poor's® 500 Index, advanced to record highs through mid-February 2020 before declining during the rest of the month. Near period-end, concerns about the global outbreak of the novel coronavirus (COVID-19) drove bond prices sharply higher as many investors sought perceived safe investments in anticipation of a potential global economic downturn. Many efforts to stem the COVID-19 outbreak constricted economic activity in a variety of ways. For example, factory closures in China and Japan disrupted supply chains and weakened global trade, while several countries and many multi-national companies enacted strict travel restrictions, which negatively impacted travel-related companies.

Low inflation and the U.S. Federal Reserve's (Fed's) interest-rate cuts helped drive U.S. bond market performance for much of the reporting period. The Fed cut the federal funds target rate twice during the period, lowering it to a range of 1.50%–1.75%. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed is prepared to use its tools as appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

U.S. Treasury bonds, as measured by the Bloomberg Barclays U.S. Treasury Index, rose during the reporting period, despite high levels of Treasury issuance due to deficit spending. Yields on 10-year U.S. Treasury bonds declined to historic lows at the end of the reporting period, driven by fears of a prolonged disruption of worldwide economic activity due to the global COVID-19 outbreak. Mortgage-backed securities, as measured by the Bloomberg Barclays Mortgage-Backed Securities Index, posted positive returns, although they trailed the broad investment-grade bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index.

In the corporate sector, investment-grade bonds advanced, as measured by the Bloomberg Barclays U.S. Corporate Bond Index, driven by the combination of a relatively strong economy and lower interest rates, which supported corporate profits. Strong inflows, particularly from retail investors seeking yield, also benefited corporate bonds. High-yield corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index, posted positive total returns for the period, despite a sharp decline

1.Source: Credit Suisse Group.

2.Source: Morningstar. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 9.

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F R A N K L IN UNIVERSA L TRUS T

during the last week of February, as many investors moved into higher-quality bonds.

Investment Strategy

We invest primarily in two asset classes: high-yield bonds and utility stocks. Within the high-yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

Manager's Discussion

Despite encountering a significant increase in volatility, particularly in February 2020, the Fund's primary asset classes delivered positive results for the six-month period under review. Overall results would have been much stronger if not for the month of February, which saw high-yield corporate bonds (as measured by the Credit Suisse High Yield Index) and utility stocks (as measured by the S&P 500 Utilities Index) post total returns of -1.92% and -8.23%, respectively. Results were generally favorable for much of the period under review, as both asset classes benefited from continued strength in corporate and economic fundamentals, particularly in the U.S., which caused high-yield corporate bond spreads to narrow and helped push U.S. equity indexes back into record-high territory. In addition, U.S. Treasury yields generally declined across maturities and lower government bond yields globally likely helped to support demand for both high-yield corporate bonds and dividend-paying stocks.

Portfolio Composition 2/29/20

% of Total
Investments*

Corporate Bonds	61.4%

Utilities Common Stocks	30.0%

Natural Resources Common Stocks	0.8%

Materials Common Stocks	0.7%

Asset-Backed Securities	4.2%

Marketplace Loans	1.9%

Preferred Stocks	0.4%

Escrows and Litigation Trusts**	0.0%

Short-Term Investments & Other Net Assets	0.6%

*Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**Rounds to less than 0.1%.

Favorable returns gave way to a notable increase in volatility in February 2020 as COVID-19 began to spread more rapidly across the globe. As governments took increasingly aggressive actions to try to contain the virus, the short-term outlook for the global economy deteriorated significantly.

Ultimately, markets spent most of February trying to price in an event with no known precedent, while at the same time, the risks were rising that COVID-19 would become a pandemic. By period-end, the Centers for Disease Control and Prevention said global circumstances suggested it was likely that the virus would cause a pandemic, which most economists agreed would shake up the world's supply chains and could induce global and U.S. recessions during the first half of 2020. As investors flocked to perceived safe havens amid the turmoil, the 10-year Treasury note's yield fell to a record low. Taken together, these themes led to muted performance results for the Fund's primary asset classes for the six-month period under review.

High-Yield Corporate Bonds

The Credit Suisse High Yield Index posted a +0.99% total return for the six-month period under review.1 Overall, high-yield corporate bonds performed relatively well for most of the period before declining in February 2020. We continued to observe a divergence in terms of quality as higher-rated segments of the high-yield corporate bond market generally outperformed low-rated ones.

From a sector standpoint, issuers in the food and drug, health care and manufacturing industries were notable outperformers. The retail and housing industries also outperformed the broader high-yield corporate bond market due to positive results from select issuers. Meanwhile, energy was the most notable detractor, as oil prices generally weighed on sentiment for this segment of the market, especially in February 2020. Yield spreads over Treasuries widened during the full period under review, increasing from 473 basis points (bps) to 598 bps at period-end.

The COVID-19 outbreak has caused us to reassess our view of the overall economic environment and therefore our view of high-yield market fundamentals. While we believe that the economic disruption will be transitory, the timing of a recovery is highly uncertain. In addition, the oil price war initiated by Russia and Saudi Arabia is likely to cause increased distress in the energy sector. Throughout the high-yield bond market, we remain focused on companies that we believe have the liquidity and financial flexibility to weather this unprecedented storm.

Utility Stocks

Utility stocks, as measured by the S&P 500 Utilities Index, posted a +0.97% total return, compared with the broad stock

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FRANKLIN UNIVERSAL TRUST

Top 10 Holdings* Based on Total Investments** 2/29/20 vs. 8/31/19

Issuer	2/29/20

Consumer Loan Underlying Bond CLUB Certificate Issuer
Trust I	3.4%

NextEra Energy Inc.	2.8%

Sempra Energy	2.3%

American Electric Power Co. Inc.	2.1%

CMS Energy Corp.	2.0%

Dominion Energy Inc.	1.9%

Evergy Inc.	1.9%

Lending Club.	1.7%

CCO Holdings LLC/CCO Holdings Capital Corp.	1.5%

Duke Energy Corp.	1.5%

Issuer	8/31/19

NextEra Energy Inc.	2.3%

Sempra Energy	2.3%

American Electric Power Co. Inc.	2.1%

CMS Energy Corp.	2.0%

Dominion Energy Inc.	1.9%

Evergy Inc.	1.9%

Duke Energy Corp.	1.5%

Pinnacle West Capital Corp.	1.5%

Alliant Energy Corp.	1.5%

The Southern Co.	1.4%

*Excludes short-term investments.

**Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

market's +1.92% total return, as measured by the S&P 500, for the six-month period.2 Fundamentally, in our analysis, utilities continue to deliver growth in both earnings and dividends at a steady mid-single digit percentage rate, with certain utilities such as NextEra Energy, CMS Energy and Xcel Energy delivering slightly better returns. As a result, these companies positively contributed to this portion of the Fund. With continued weakness in energy prices, utilities that had subsidiary pieces of their business invested in natural gas infrastructure significantly detracted from performance. Centerpoint Energy and DTE Energy were two holdings that suffered along with the decline in oil and gas prices. Overall, we remain positive on the fundamental aspects of the utilities sector and believe that its defensive characteristics will become more appreciated as economic circumstances become less certain.

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,

Glenn I. Voyles, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN UNIVERSAL TRUST

Performance Summary as of February 29, 2020

Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/201

	Cumulative Total Return2		Average Annual Total Return2
	Based on	Based on	Based on	Based on
	NAV3	market price4	NAV3	market price4
6-Month	-0.14%	-0.25%	-0.14%	-0.25%

1-Year	+7.42%	+8.45%	+7.42%	+8.45%

5-Year	+35.27%	+33.26%	+6.23%	+5.91%

10-Year	+134.04%	+131.92%	+8.88%	+8.78%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices

Symbol: FT	2/29/20	8/31/19	Change
Net Asset Value (NAV)	$8.36	$8.57	-$0.21

Market Price (NYSE)	$7.17	$7.37	-$0.20

See page 6 for Performance Summary footnotes.

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FRANKLIN UNIVERSAL TRUST

PERFORMANCE SUMMARY

Distributions (9/1/19–2/29/20)
Net Investment	Short-Term
Income	Capital Gain	Total

$0.1920	$0.0013	$0.1933

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. As prices of bonds in a fund adjust to a rise in interest rates, the fund's share price may decline. Investments in lower rated bonds include higher risk of default and loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. In addition to having sensitivity to other factors, securities issued by utility companies have historically been sensitive to interest rate changes. When interest rates fall, utility securities prices, and thus a utilities fund's share price, tend to rise; when interest rates rise, their prices generally fall. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desire results.

1.The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 10/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2.Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Assumes reinvestment of distributions based on net asset value.

4.Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

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FRANKLIN UNIVERSAL TRUST

Important Notice to Shareholders

Investments in Marketplace Loans

The Fund may invest a small portion of its total assets in loans originated through on-line marketplace lending platforms (Platform) that provide a marketplace for lending through the purchase of loans (either individually or in aggregations) (Marketplace Loans) and other types of marketplace lending instruments. The Fund's investments in Marketplace Loans may include: (i) direct investments in Marketplace Loans to consumers, small- and mid-sized companies, and other borrowers; (ii) investments in notes or other pass-through obligations issued by a Platform representing the right to receive the principal and interest payments on a Marketplace Loan; (iii) investments in asset-backed securities representing ownership in a pool of Marketplace Loans; and (iv) investments in public or private investment funds that purchase Marketplace Loans.

Franklin Advisers, Inc. (Manager) will rely heavily on its own analysis of the credit quality and risks associated with individual debt obligations in an attempt to minimize credit risk and identify borrowers, issuers, industries or sectors that are undervalued or that offer attractive yields relative to the Manager's assessment of their credit characteristics. The Fund's success in achieving its investment objectives may depend more heavily on the Manager's credit analysis than if the Fund invested solely in higher-quality and rated securities.

Marketplace Loans are subject to the risks associated with debt investments generally, including but not limited to, default, interest rate, credit, liquidity, high yield debt, enforcement, market and income risks. Marketplace Loans generally are not rated by rating agencies; are often unsecured; not guaranteed or insured by a third party; not backed by any governmental authority; and are highly risky and speculative investments similar to an investment in lower rated securities or high yield debt securities (also known as junk bonds). Investments in Marketplace Loans may be adversely affected if the Platform or a third-party service provider becomes unable or unwilling to fulfill its obligations in servicing the loans, although the Fund will attempt to mitigate this risk by having a backup servicer. The Fund may have limited information about the Marketplace Loans, and the information provided by the Platform regarding the loans and the borrowers' credit information may be incomplete, inaccurate, outdated or fraudulent. Because Marketplace Loans are often illiquid, it may be difficult for the Fund to sell an investment in a Marketplace Loan before maturity at the price at which the Fund believes the loan should be valued.

Share Repurchase Program

The Fund's Board previously authorized an open-market share repurchase program, pursuant to which the Fund may purchase Fund shares, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. This authorization remains in effect.

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FRANKLIN UNIVERSAL TRUST

Financial Highlights

Six Months Ended

	February 29, 2020		Year Ended August 31,
	(unaudited)	2019	2018	2017	2016	2015

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period . . . . . . . . . . . . . .	$ 8.57	$ 7.99	$ 8.24	$ 7.67	$ 7.11	$ 8.34
Income from investment operations:

Net investment incomea . . . . . . . . . . . . . . . . . . . . .	0.22	0.38	0.39	0.38	0.39	0.45
Net realized and unrealized gains (losses) . . . . . . . .	(0.24)	0.58	(0.26)	0.57	0.64	(1.21)

Total from investment operations . . . . . . . . . . . . . . . .	(0.02)	0.96	0.13	0.95	1.03	(0.76)
Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.19)	(0.38)	(0.38)	(0.38)	(0.47)	(0.47)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(—)b	—	—	—	—	—
Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.19)	(0.38)	(0.38)	(0.38)	(0.47)	(0.47)

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$ 8.36	$ 8.57	$ 7.99	$ 8.24	$ 7.67	$ 7.11

Market value, end of periodc . . . . . . . . . . . . . . . . . . . .	$ 7.17	$ 7.37	$ 6.77	$ 7.24	$ 6.84	$ 6.10
Total return (based on market value per share)d . . . . . .	(0.25)%	15.02%	(1.18)%	11.81%	20.76%	(11.57)%
Ratios to average net assetse
Expenses before waiver and payments by affiliates. . . .	2.34%	2.45%	1.98%	2.00%	2.13%	1.97%
Expenses net of waiver and payments by affiliatesf . . . .	2.34%g	2.44%	1.98%g	1.99%	2.12%	1.97%g
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	5.10%	4.69%	4.91%	4.81%	5.48%	5.63%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$210,225	$215,292	$200,796	$206,965	$192,682	$178,747
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	13.22%	21.70%	22.96%	23.25%	21.13%	20.30%
Total debt outstanding at end of period (000's) . . . . . . .	$65,000	$65,000	$65,000	$60,000	$60,000	$60,000
Asset coverage per $1,000 of debt . . . . . . . . . . . . . . .	$4,234	$4,312	$4,089	$4,449	$4,211	$3,979
Average amount of senior rate fixed Notes per share
during the period . . . . . . . . . . . . . . . . . . . . . . . . . . .	$2.59	$2.59	$2.39	$2.39	$2.39	$2.39

aBased on average daily shares outstanding. bAmount rounds to less than $0.01 per share.

cBased on the last sale on the New York Stock Exchange.

dTotal return is not annualized for periods less than one year. eRatios are annualized for periods less than one year. fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

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FRANKLIN UNIVERSAL TRUST

Statement of Investments, February 29, 2020 (unaudited)

		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests 41.2%
Energy 1.1%
Amplify Energy Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	245	$1,024
a,b Amplify Energy Corp., wts., 4/21/20. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	2,365	—
a Battalion Oil Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	121	905
a,b Battalion Oil Corp., wts., A, 10/08/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	583	1,230
a,b Battalion Oil Corp., wts., B, 10/08/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	728	1,401
a,b Battalion Oil Corp., wts., C, 10/08/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	937	1,593
a Birch Permian Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,694	35,093
a Birch Permian Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	28,796	269,962
a Chaparral Energy Inc., A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,868	3,145
a,c Chaparral Energy Inc., A, 144A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	214	115
Enbridge Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Canada	39,360	1,473,245
a Goodrich Petroleum Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	19,379	103,290
Riviera Resources Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	5,042	34,538
a Weatherford International PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	16,874	352,666
			2,278,207
Materials 0.9%
BHP Group PLC, ADR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	25,185	914,215
Freeport-McMoRan Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	80,380	800,585
South32 Ltd., ADR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Australia	10,074	71,223
a Verso Corp., A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	3,330	54,312
a Verso Corp., wts., 7/25/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	350	718
			1,841,053
Utilities 39.2%
Alliant Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	80,000	4,169,600
American Electric Power Co. Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	65,000	5,801,900
CenterPoint Energy Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	122,800	2,826,857
CMS Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	90,000	5,440,771
Consolidated Edison Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	40,000	3,152,800
Dominion Energy Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	67,200	5,253,696
DTE Energy Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,000	3,350,100
Duke Energy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	46,060	4,223,702
Edison International . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	36,000	2,418,840
Entergy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,000	3,507,300
Evergy Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	80,000	5,228,000
Exelon Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	80,000	3,448,800
FirstEnergy Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	40,000	1,781,200
NextEra Energy Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,000	7,582,800
NiSource Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	60,000	1,621,200
Pinnacle West Capital Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	30,000	2,684,700
PPL Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	24,500	735,245
Public Service Enterprise Group Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	45,000	2,308,950
Sempra Energy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	45,000	6,290,100
The Southern Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	60,000	3,621,600
WEC Energy Group Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	35,000	3,231,550
franklintempleton.com	Semiannual Report	9

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
	Country	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Utilities (continued)
Xcel Energy Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	60,000	$ 3,739,199
			82,418,910
Total Common Stocks and Other Equity Interests
(Cost $39,053,652) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			86,538,170
Preferred Stocks (Cost $1,087,500) 0.6%
Utilities 0.6%
SCE Trust II, 5.10%, pfd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	50,000	1,194,500
		Principal
		Amount*
Corporate Bonds 80.3%

Automobiles & Components 1.2%
c Adient U.S. LLC, senior secured note, 144A, 7.00%, 5/15/26 . . . . . . . . . . . . . . .	United States	$1,900,000	1,981,939
c Allison Transmission Inc., senior bond, 144A, 4.75%, 10/01/27. . . . . . . . . . . . . .	United States	600,000	616,709
			2,598,648
Banks 1.0%
d JPMorgan Chase & Co.,
junior sub. bond, R, 6.00% to 8/01/23, FRN thereafter, Perpetual . . . . . . . . .	United States	900,000	932,126
e junior sub. bond, V, FRN,5.229%, (3-month USD LIBOR + 3.32%),
Perpetual . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000	1,096,419
			2,028,545
Capital Goods 5.6%
c Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25 . . . . . . . . . . .	United States	1,000,000	966,785
c BWX Technologies Inc., senior note, 144A, 5.375%, 7/15/26 . . . . . . . . . . . . . . .	United States	600,000	629,791
c Cloud Crane LLC, secured note, second lien, 144A, 10.125%, 8/01/24 . . . . . . . .	United States	300,000	317,876
H&E Equipment Services Inc., senior note, 5.625%, 9/01/25 . . . . . . . . . . . . . . .	United States	800,000	835,996
c HD Supply Inc., senior note, 144A, 5.375%, 10/15/26 . . . . . . . . . . . . . . . . . . . .	United States	600,000	629,144
c Jeld-Wen Inc.,
senior bond, 144A, 4.875%, 12/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	311,146
senior note, 144A, 4.625%, 12/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	303,125
c The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26. . . . . .	United States	1,000,000	1,039,972
c NCI Building Systems Inc., senior secured note, 144A, 8.00%, 4/15/26 . . . . . . . .	United States	900,000	893,002
c Signature Aviation US Holdings Inc., senior note, 144A, 5.375%, 5/01/26 . . . . . .	United States	500,000	511,339
Tennant Co., senior note, 5.625%, 5/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,600,000	1,668,664
c TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26 . . . . . . . . . . . . . . . .	United States	1,700,000	1,803,064
c Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24 . . . . . . . . . . . . . . . . . .	United States	1,700,000	1,817,946
			11,727,850
Commercial & Professional Services 2.7%
c GFL Environmental Inc., senior note, 144A, 5.125%, 12/15/26 . . . . . . . . . . . . . .	Canada	1,200,000	1,245,000
c Harsco Corp., senior note, 144A, 5.75%, 7/31/27 . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500,000	1,481,287
c Intrado Corp., senior note, 144A, 8.50%, 10/15/25 . . . . . . . . . . . . . . . . . . . . . .	United States	1,800,000	1,215,000
United Rentals North America Inc.,
senior bond, 5.25%, 1/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,053,850
senior note, second lien, 3.875%, 11/15/27 . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	607,110
			5,602,247
10	Semiannual Report	franklintempleton.com

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Consumer Durables & Apparel 2.6%
c Ashton Woods USA LLC/Ashton Woods Finance Co.,
senior note, 144A, 6.75%, 8/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	$1,500,000	$ 1,553,122
senior note, 144A, 9.875%, 4/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	454,139
c Hanesbrands Inc., senior note, 144A, 4.625%, 5/15/24 . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,047,085

cTaylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., senior note,

144A, 5.625%, 3/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	433,166
Toll Brothers Finance Corp., senior bond, 5.625%, 1/15/24 . . . . . . . . . . . . . . . .	United States	700,000	770,291
Weekley Homes LLC/Weekley Finance Corp., senior note, 6.625%, 8/15/25. . . . .	United States	1,100,000	1,144,456
			5,402,259
Consumer Services 4.5%
c 24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22 . . . . . . . . . . . . . . .	United States	1,800,000	822,938
c Boyne USA Inc., secured note, second lien, 144A, 7.25%, 5/01/25 . . . . . . . . . . .	United States	1,500,000	1,609,372

cDownstream Development Authority of the Quapaw Tribe of Oklahoma, secured note, 144A, 10.50%, 2/15/23. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .United States 1,500,000 1,519,373 c Golden Nugget Inc.,

senior note, 144A, 6.75%, 10/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000	1,083,159
senior note, 144A, 8.75%, 10/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	604,020

cKFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,

senior note, 144A, 5.00%, 6/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	605,979
senior note, 144A, 5.25%, 6/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	615,021
c Studio City Finance Ltd., senior note, 144A, 7.25%, 2/11/24. . . . . . . . . . . . . . . .	Macau	1,300,000	1,364,461

cWynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%,

3/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,000	1,278,862
			9,503,185
Diversified Financials 2.8%
c FirstCash Inc., senior note, 144A, 5.375%, 6/01/24 . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000	1,127,957
c HAT Holdings I LLC/HAT Holdings II LLC, senior note, 144A, 5.25%, 7/15/24 . . . .	United States	800,000	837,668
c MSCI Inc., senior note, 144A, 5.375%, 5/15/27. . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	536,161
Navient Corp.,
senior note, 6.625%, 7/26/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	412,708
senior note, 6.50%, 6/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	528,750
senior note, 7.25%, 9/25/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	646,494
Springleaf Finance Corp.,
senior bond, 5.375%, 11/15/29. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,023,150
senior note, 6.625%, 1/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	769,545
			5,882,433
Energy 9.8%
c Aker BP ASA,
senior note, 144A, 4.75%, 6/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Norway	500,000	520,463
senior note, 144A, 5.875%, 3/31/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Norway	500,000	525,375

cArchrock Partners LP/Archrock Partners Finance Corp., senior note, 144A,

6.25%, 4/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	482,550
California Resources Corp.,
senior bond, 6.00%, 11/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	15,000	2,892
senior note, 5.50%, 9/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	10,000	3,034
franklintempleton.com	Semiannual Report	11

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Energy (continued)
Calumet Specialty Products Partners LP/Calumet Finance Corp., senior note,
7.75%, 4/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	$ 800,000	$770,332
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24 . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	679,729
senior secured note, first lien, 5.875%, 3/31/25 . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,112,224
Cheniere Energy Partners LP,
c senior bond, 144A, 4.50%, 10/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,149,780
senior note, 5.625%, 10/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	704,812
senior secured note, first lien, 5.25%, 10/01/25 . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,206,012
Chesapeake Energy Corp., senior note, 7.50%, 10/01/26. . . . . . . . . . . . . . . . . .	United States	1,500,000	454,271
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
senior note, 6.25%, 4/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	476,143
senior note, 5.75%, 4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000	783,992
CSI Compressco LP/CSI Compressco Finance Inc.,
senior note, 7.25%, 8/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,000	1,172,844
c senior secured note, first lien, 144A, 7.50%, 4/01/25. . . . . . . . . . . . . . . . . .	United States	100,000	98,542

cEndeavor Energy Resources LP/EER Finance Inc., senior bond, 144A, 5.75%,

1/30/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	979,050
c,f EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22 . . . . . . . . . . . . . . . . . . .	United Kingdom	588,666	476,186
HighPoint Operating Corp., senior note, 8.75%, 6/15/25. . . . . . . . . . . . . . . . . . .	United States	1,700,000	1,436,500
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note,
7.25%, 2/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	900,000	835,110
Murphy Oil USA Inc., senior bond, 4.75%, 9/15/29 . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,260,780
c,f,g Murray Energy Corp., secured note, 1.5 lien, 144A, PIK, 12.00%, 4/15/24 . . . . . .	United States	757,734	944
Nabors Industries Inc., senior note, 5.75%, 2/01/25. . . . . . . . . . . . . . . . . . . . . .	United States	500,000	360,208
c Nabors Industries Ltd.,
senior note, 144A, 7.25%, 1/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	552,000
senior note, 144A, 7.50%, 1/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	370,040
QEP Resources Inc., senior bond, 5.375%, 10/01/22 . . . . . . . . . . . . . . . . . . . .	United States	700,000	640,282
g Sanchez Energy Corp.,
senior note, 7.75%, 6/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000	25,000
senior note, 6.125%, 1/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	100,000	3,500
Sunoco LP/Sunoco Finance Corp.,
senior note, 4.875%, 1/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	699,955
senior note, 6.00%, 4/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,027,322
c Viper Energy Partners LP, senior note, 144A, 5.375%, 11/01/27 . . . . . . . . . . . . .	United States	400,000	407,260
c Weatherford International Ltd., senior note, 144A, 11.00%, 12/01/24. . . . . . . . . .	United States	917,000	889,490
WPX Energy Inc., senior bond, 4.50%, 1/15/30. . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	477,975
			20,584,597
Food & Staples Retailing 0.3%
c Performance Food Group Inc., senior note, 144A, 5.50%, 10/15/27. . . . . . . . . . .	United States	700,000	739,392
12	Semiannual Report	franklintempleton.com

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Food, Beverage & Tobacco 1.9%
B&G Foods Inc., senior note, 5.25%, 4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	$1,700,000	$ 1,682,277
c Lamb Weston Holdings Inc., senior note, 144A, 4.625%, 11/01/24 . . . . . . . . . . .	United States	700,000	730,041
c Post Holdings Inc.,
senior bond, 144A, 5.00%, 8/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000	817,480
senior bond, 144A, 5.625%, 1/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	314,118
senior bond, 144A, 4.625%, 4/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	494,045
			4,037,961
Health Care Equipment & Services 6.1%
c Catalent Pharma Solutions Inc., senior note, 144A, 4.875%, 1/15/26. . . . . . . . . .	United States	700,000	719,493
c Centene Corp.,
senior bond, 144A, 4.625%, 12/15/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	214,370
senior bond, 144A, 3.375%, 2/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	400,500
senior note, 144A, 5.25%, 4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000	1,135,750
senior note, 144A, 5.375%, 8/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	526,875
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	175,000	164,938
c senior note, 144A, 8.125%, 6/30/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	718,000	662,348
c senior secured note, 144A, 6.625%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	511,250
senior secured note, first lien, 6.25%, 3/31/23 . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	602,628
HCA Inc.,
senior bond, 5.875%, 2/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,400,000	1,583,022
senior bond, 3.50%, 9/01/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,175,618
c MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27. . . . . . . . . . . . . . . . . . . . . . .	United States	1,600,000	1,539,960
c MPH Acquisition Holdings LLC, senior note, 144A, 7.125%, 6/01/24 . . . . . . . . . .	United States	1,300,000	1,212,523
c,f Polaris Intermediate Corp., senior note, 144A, PIK, 8.50%, 12/01/22. . . . . . . . . .	United States	400,000	341,037
Tenet Healthcare Corp.,
senior note, 8.125%, 4/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,085,230
c senior note, second lien, 144A, 6.25%, 2/01/27 . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,048,750
			12,924,292
Household & Personal Products 0.6%
c Prestige Brands Inc.,
senior note, 144A, 6.375%, 3/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	900,000	929,623
senior note, 144A, 5.125%, 1/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	314,250
			1,243,873

Insurance 1.4%

cAlliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, senior note, 144A,

6.75%, 10/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,800,000	1,798,866
CNO Financial Group Inc., senior note, 5.25%, 5/30/29 . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,144,044
			2,942,910
Materials 9.6%
Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%,
2/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	723,868
c Element Solutions Inc., senior note, 144A, 5.875%, 12/01/25 . . . . . . . . . . . . . . .	United States	1,000,000	1,007,510
c First Quantum Minerals Ltd., senior note, 144A, 7.25%, 4/01/23 . . . . . . . . . . . . .	Zambia	500,000	481,042
c FMG Resources (August 2006) Pty. Ltd., senior note, 144A, 4.75%, 5/15/22 . . . .	Australia	800,000	815,576

cGrinding Media Inc./MC Grinding Media Canada Inc., senior secured note, 144A,

7.375%, 12/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States 1,000,000	989,690
franklintempleton.com	Semiannual Report	13

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Materials (continued)
c Kaiser Aluminum Corp., senior note, 144A, 4.625%, 3/01/28 . . . . . . . . . . . . . . .	United States	$ 500,000	$495,925
c Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25. . . .	United States	1,800,000	1,749,024
c Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26 . . . . . . . . . . . . . . . . .	United States	1,500,000	1,533,559
c New Enterprise Stone & Lime Co., senior note, 144A, 6.25%, 3/15/26. . . . . . . . .	United States	900,000	945,313
c Novelis Corp., senior bond, 144A, 5.875%, 9/30/26 . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	517,589
c OCI NV, senior note, 144A, 6.625%, 4/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . .	Netherlands	500,000	519,750
c Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,031,780
senior note, 144A, 5.875%, 8/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	529,852
c Plastipak Holdings Inc., senior note, 144A, 6.25%, 10/15/25 . . . . . . . . . . . . . . .	United States	1,700,000	1,516,740
c Rain CII Carbon LLC/CII Carbon Corp., senior note, second lien, 144A, 7.25%,
4/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	577,494

cReynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,

senior note, 144A, 7.00%, 7/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	202,251
senior secured note, first lien, 144A, 5.125%, 7/15/23 . . . . . . . . . . . . . . . . .	United States	1,000,000	1,012,085
c Sealed Air Corp.,
senior bond, 144A, 5.50%, 9/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	219,583
senior note, 144A, 4.00%, 12/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	598,500
Steel Dynamics Inc., senior bond, 5.50%, 10/01/24. . . . . . . . . . . . . . . . . . . . . .	United States	900,000	927,225

cSunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior

note, 144A, 7.50%, 6/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,700,000	1,534,233
c TPC Group Inc., secured note, 144A, 10.50%, 8/01/24 . . . . . . . . . . . . . . . . . . .	United States	600,000	610,251
c Trivium Packaging Finance BV, senior note, 144A, 8.50%, 8/15/27 . . . . . . . . . . .	Netherlands	1,000,000	1,053,150
c Univar Solutions USA Inc/Washington, senior note, 144A, 5.125%, 12/01/27 . . . .	United States	500,000	506,025
			20,098,015
Media & Entertainment 10.3%
c Banijay Entertainment SASU, senior note, 144A, 5.375%, 3/01/25 . . . . . . . . . . .	France	700,000	700,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,700,000	1,721,641
c senior bond, 144A, 5.75%, 2/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	729,085
c senior bond, 144A, 5.375%, 6/01/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,066,550
c senior bond, 144A, 4.50%, 8/15/30 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	709,188
c Clear Channel Worldwide Holdings Inc.,
first lien, senior secured note, 144A, 5.125%, 8/15/27 . . . . . . . . . . . . . . . . .	United States	1,000,000	1,004,350
senior sub. note, 144A, 9.25%, 2/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	510,000	542,938
CSC Holdings LLC,
senior bond, 5.25%, 6/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	758,335
c senior bond, 144A, 5.50%, 4/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	527,175
senior note, 6.75%, 11/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	742,189
c senior note, 144A, 7.50%, 4/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	338,947
c senior secured note, first lien, 144A, 5.50%, 5/15/26. . . . . . . . . . . . . . . . . .	United States	1,200,000	1,245,213

cDiamond Sports Group LLC/Diamond Sports Finance Co.,

senior note, 144A, 6.625%, 8/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	568,295
first lien, 144A, 5.375%, 8/15/26. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	554,336
DISH DBS Corp.,
senior bond, 5.875%, 7/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	731,661
senior note, 7.75%, 7/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,100,000	1,184,051
14	Semiannual Report	franklintempleton.com

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Media & Entertainment (continued)
c Gray Escrow Inc., senior note, 144A, 7.00%, 5/15/27 . . . . . . . . . . . . . . . . . . . .	United States	$ 500,000	$543,300
c iHeartCommunications Inc., senior secured note, first lien, 144A, 5.25%, 8/15/27.	United States	1,000,000	1,033,150
c LCPR Senior Secured Financing DAC, senior secured note, first lien, 144A,
6.75%, 10/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	900,000	948,105
c Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27 . . . . . . . . . .	United States	600,000	604,110
Netflix Inc., senior bond, 5.875%, 2/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	800,000	900,668
c Nexstar Broadcasting Inc.,
senior note, 144A, 5.625%, 8/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	900,000	927,526
senior note, 144A, 5.625%, 7/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,036,900
c Scripps Escrow Inc., senior note, 144A, 5.875%, 7/15/27. . . . . . . . . . . . . . . . . .	United States	600,000	623,610
c Sirius XM Radio Inc.,
senior bond, 144A, 5.375%, 4/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	719,541
senior note, 144A, 4.625%, 7/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	619,821
c Univision Communications Inc., senior secured bond, first lien, 144A, 6.75%,
9/15/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	116,000	117,196
c Virgin Media Secured Finance PLC, senior secured bond, first lien, 144A, 5.50%,
8/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Kingdom	200,000	206,278
c WMG Acquisition Corp., secured note, first lien, 144A, 5.00%, 8/01/23 . . . . . . . .	United States	200,000	204,083
			21,608,242
Pharmaceuticals, Biotechnology & Life Sciences 2.2%
c Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26 . . . . . . . . . . . .	United States	1,400,000	1,566,838
c Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	408,834
senior note, first lien, 144A, 7.00%, 3/15/24 . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	206,333
c Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	463,686
senior note, 144A, 6.00%, 7/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	819,000	644,971
c Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note,
144A, 6.375%, 8/01/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	722,316
c Teva Pharmaceutical Finance Netherlands III BV, senior note, 144A, 7.125%,
1/31/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Israel	500,000	530,000
			4,542,978

Real Estate 0.9%

cFive Point Operating Co. LP/Five Point Capital Corp., senior note, 144A, 7.875%,

11/15/25. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,000,000	1,006,870
MPT Operating Partnership LP/MPT Finance Corp., senior bond, 5.25%,
8/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	312,803
c VICI Properties LP/VICI Note Co. Inc., senior note, 144A, 3.75%, 2/15/27 . . . . . .	United States	700,000	696,063
			2,015,736
Retailing 0.7%
c Lithia Motors Inc., senior note, 144A, 4.625%, 12/15/27. . . . . . . . . . . . . . . . . . .	United States	400,000	410,472
c Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26 . . . . . . . . . . . . . . .	United States	1,700,000	1,003,000
			1,413,472
Semiconductors & Semiconductor Equipment 0.7%
c Amkor Technology Inc., senior note, 144A, 6.625%, 9/15/27. . . . . . . . . . . . . . . .	United States	1,000,000	1,081,850
Qorvo Inc., senior note, 5.50%, 7/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	300,000	310,462
			1,392,312
franklintempleton.com	Semiannual Report	15

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Software & Services 1.2%
c Camelot Finance SA, senior note, 144A, 4.50%, 11/01/26 . . . . . . . . . . . . . . . . .	United States	$ 900,000	$906,097
Infor (U.S.) Inc., senior note, 6.50%, 5/15/22. . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,700,000	1,708,109
			2,614,206
Technology Hardware & Equipment 3.2%
c Blackboard Inc., secured note, second lien, 144A, 10.375%, 11/15/24. . . . . . . . .	United States	1,600,000	1,604,000
CDW LLC/CDW Finance Corp., senior note, 5.00%, 9/01/25 . . . . . . . . . . . . . . .	United States	700,000	722,670
c CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25 . . . . . . . . . .	United States	1,700,000	1,602,250
c Dell International LLC/EMC Corp.,
senior note, 144A, 5.875%, 6/15/21 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	132,000	132,950
senior note, 144A, 7.125%, 6/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	209,500
c Presidio Holdings Inc., senior note, 144A, 8.25%, 2/01/28 . . . . . . . . . . . . . . . . .	United States	900,000	930,375
c Tempo Acquisition LLC/Tempo Acquisition Finance Corp., senior note, 144A,
6.75%, 6/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,600,000	1,596,496
			6,798,241
Telecommunication Services 5.9%
c Block Communications Inc., senior note, 144A, 6.875%, 2/15/25 . . . . . . . . . . . .	United States	300,000	310,947
c Digicel Group One Ltd., senior secured note, first lien, 144A, 8.25%, 12/30/22 . . .	Jamaica	463,000	298,779
c Digicel Group Two Ltd., senior note, 144A, 8.25%, 9/30/22 . . . . . . . . . . . . . . . .	Bermuda	437,000	106,309
c DKT Finance ApS, senior secured note, first lien, 144A, 9.375%, 6/17/23 . . . . . .	Denmark	1,500,000	1,597,425
c,h Front Range BidCo Inc.,
senior note, 144A, 6.125%, 3/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	494,063
senior note, 144A, 4.00%, 3/01/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	486,563
Hughes Satellite Systems Corp., senior bond, 6.625%, 8/01/26 . . . . . . . . . . . . .	United States	1,300,000	1,433,832
Sprint Corp.,
senior bond, 7.875%, 9/15/23 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,200,000	1,374,498
senior bond, 7.125%, 6/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	568,957
senior note, 7.625%, 3/01/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	710,640

cSprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC, senior secured bond, first

lien, 144A, 4.738%, 9/20/29 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,300,000	1,394,724
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	205,248
senior bond, 6.375%, 3/01/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	500,000	515,108
senior bond, 4.75%, 2/01/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	625,860
senior note, 6.00%, 4/15/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	200,000	204,688
c Ypso Finance Bis SA,
senior note, 144A, 10.50%, 5/15/27 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	1,700,000	1,700,000
senior note, 144A, 6.00%, 2/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Luxembourg	300,000	289,500
			12,317,141
Transportation 1.1%
c Avolon Holdings Funding Ltd., senior note, 144A, 5.25%, 5/15/24 . . . . . . . . . . . .	Ireland	500,000	546,429
c DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Arab Emirates	700,000	710,495
senior note, 144A, 5.00%, 8/01/24 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United Arab Emirates	700,000	724,962
c Park Aerospace Holdings Ltd., senior note, 144A, 5.50%, 2/15/24 . . . . . . . . . . .	Ireland	300,000	330,137
			2,312,023
16	Semiannual Report	franklintempleton.com

FRANKLIN UNIVERSAL TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

		Principal
	Country	Amount*	Value

Corporate Bonds (continued)
Utilities 4.0%
Calpine Corp., senior bond, 5.75%, 1/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	$1,800,000	$ 1,809,900
Clearway Energy Operating LLC,
senior bond, 5.00%, 9/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	719,007
senior note, 5.75%, 10/15/25 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	400,000	414,166
c senior note, 144A, 4.75%, 3/15/28 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	600,000	611,250
Ferrellgas LP/Ferrellgas Finance Corp., senior note, 6.75%, 6/15/23 . . . . . . . . . .	United States	600,000	503,001
c InterGen NV, secured bond, 144A, 7.00%, 6/30/23 . . . . . . . . . . . . . . . . . . . . . .	Netherlands	1,400,000	1,379,000
Talen Energy Supply LLC, senior note, 6.50%, 6/01/25 . . . . . . . . . . . . . . . . . . .	United States	2,100,000	1,512,871
c Vistra Operations Co. LLC, senior note, 144A, 5.625%, 2/15/27 . . . . . . . . . . . . .	United States	1,500,000	1,540,275
			8,489,470
. . . .Total Corporate Bonds (Cost $172,551,872) . . . . . . . . . . . . .			168,820,028
i Marketplace Loans 2.4%
Diversified Financials 2.4%
b Lending Club, 10.33% - 25.65%, 06/14/22 - 02/24/25 . . . . . . . . . . . . . . . . . . . .	United States	4,693,679	4,613,291
b Lending Club LCX, 13.08% - 25.65%, 08/26/22 - 02/07/25 . . . . . . . . . . . . . . . . .	United States	388,521	379,425
b Upgrade, 16.89% - 30.17%, 11/12/22 - 01/07/25. . . . . . . . . . . . . . . . . . . . . . . .	United States	165,366	162,665
. . . .Total Marketplace Loans (Cost $5,232,266) . . . . . . . . . . . . .			5,155,381
Asset-Backed Securities 5.5%
Diversified Financials 5.5%
c,e Consumer Loan Underlying Bond CLUB Certificate Issuer Trust, 2020-7, PT,
144A, FRN, 14.159%, 4/17/45 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	472,193	462,965
c,e Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2019-26, PT, 144A, FRN, 19.137%, 8/15/44. . . . . . . . . . . . . . . . . . . . . . . .	United States	930,775	842,443
2019-31, PT, 144A, FRN, 19.17%, 9/15/44. . . . . . . . . . . . . . . . . . . . . . . . .	United States	851,941	766,320
2019-37, PT, 144A, FRN, 19.627%, 10/17/44 . . . . . . . . . . . . . . . . . . . . . . .	United States	871,457	811,753
2019-42, PT, 144A, FRN, 19.308%, 11/15/44 . . . . . . . . . . . . . . . . . . . . . . .	United States	838,422	775,464
2019-51, PT, 144A, FRN, 17.156%, 1/15/45. . . . . . . . . . . . . . . . . . . . . . . .	United States	1,005,662	964,307
2019-52, PT, 144A, FRN, 11.621%, 1/15/45. . . . . . . . . . . . . . . . . . . . . . . .	United States	837,669	814,251
2019-S3, PT, 144A, FRN, 13.77%, 6/15/44 . . . . . . . . . . . . . . . . . . . . . . . .	United States	258,504	228,833
2019-S4, PT, 144A, FRN, 11.828%, 8/15/44 . . . . . . . . . . . . . . . . . . . . . . .	United States	842,916	753,449
2019-S5, PT, 144A, FRN, 13.01%, 9/15/44 . . . . . . . . . . . . . . . . . . . . . . . .	United States	811,214	735,469
2019-S6, PT, 144A, FRN, 11.676%, 10/17/44. . . . . . . . . . . . . . . . . . . . . . .	United States	762,993	700,462
2019-S7, PT, 144A, FRN, 11.345%, 12/15/44. . . . . . . . . . . . . . . . . . . . . . .	United States	663,460	608,712
2019-S8, PT, 144A, FRN, 10.531%, 1/15/45 . . . . . . . . . . . . . . . . . . . . . . .	United States	751,685	695,708
2020-2, PT, 144A, FRN, 16.113%, 3/15/45. . . . . . . . . . . . . . . . . . . . . . . . .	United States	807,996	789,888
c Prosper Pass-Thru Trust III,
2020-PT1, A, 144A, 8.796%, 3/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	533,630	543,239
PT2, A, 144A, 9.444%, 4/15/26 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	566,693	568,920
c Upgrade Master Pass-Thru Trust, 2019-PT2, A, 144A, 4.846%, 2/15/26 . . . . . . .	United States	587,390	587,156
. . . .Total Asset-Backed Securities (Cost $11,988,059) . . . . . . .			11,649,339
franklintempleton.com	Semiannual Report	17

F R A N K L IN UNIVERSA L TRUS T

STATEMEN T OF INVEST MENT S (U NAUDITED )

	Country	Shares	Value

Escrows and Litigation Trusts 0.0%†
a,b T-Mobile USA Inc., Escrow Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	1,500,000	$—
a Vistra Energy Corp., Escrow Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	United States	700,000	1,400
. . . . . . . . . .Total Escrows and Litigation Trusts (Cost $18,346)			1,400
Total Investments before Short Term Investments
(Cost $229,931,695) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			273,358,818
Short Term Investments (Cost $703,297) 0.4%
Money Market Funds 0.4%
j,k Institutional Fiduciary Trust Money Market Portfolio, 1.23% . . . . . . . . . . . . . . . .	United States	703,297	703,297
. . . . . . . . . .Total Investments (Cost $230,634,992) 130.4% . . . .			274,062,115
Notes Payable (30.9)% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .			(64,917,508)
Other Assets, less Liabilities 0.5% . . . . . . . . . . . . . . . . . . . . . . . . .			1,080,412
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
			$210,225,019

See Abbreviations on page 30.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated. aNon-income producing. bFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At February 29, 2020, the aggregate value of these securities was $126,067,791, representing 60.0% of net assets.

dPerpetual security with no stated maturity date.

eThe coupon rate shown represents the rate at period end.

fIncome may be received in additional securities and/or cash. gSee Note 8 regarding defaulted securities.

hSecurity purchased on a when-issued basis. See Note 1(c). iSee Note 1(e) regarding Marketplace lending.

jSee Note 4(c) regarding investments in affiliated management investment companies. kThe rate shown is the annualized seven-day effective yield at period end.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN UNIVERSAL TRUS T

FINANCIA L S TAT EMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Assets:

Investments in securities:

Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cost - Non-controlled affiliates (Note 4c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Value - Non-controlled affiliates (Note 4c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Receivables:

Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Dividends and interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Liabilities:

Payables:

Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Accrued interest (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Senior fixed rate Notes, at par value of $65,000,000 less unamortized Note issuance costs of $82,492 (Note 3). . . . . . . . .

Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per share. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$229,931,695 703,297

$273,358,818 703,297 914,974

5,515

3,415,121

278,397,725

1,004,044

180,132

717

804,221

1,162,823

64,917,508

103,261

68,172,706

$210,225,019

$164,229,880 45,995,139

$210,225,019

25,131,894

$8.36

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKL IN UNIVERSAL TRUST

FINANCIA L STATEMENT S

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 4c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Unaffiliated issuers (net of fees and rebates) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 4c). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 4a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest expense (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Amortization of Note issuance costs (Note 3) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Marketplace lending fees (Note 1e) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expense reductions (Note 5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 4c) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 1,523,319 20,181

6,560,712

674

487

8,105,373

1,066,280

1,256,824

40,911

962

15,793

38,581

6,114

10,927

77,632

41,217

2,555,241

(14)

(5,032)

2,550,195

5,555,178

1,966,973

(7,731,065)

(5,764,092)

$ (208,914)

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$6,994

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKL IN UNIVERSAL TRUS T

FINANCIA L S TAT EMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,555,178	$9,579,070
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,966,973	397,071
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(7,731,065)	14,170,452

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	(208,914)	24,146,593

Distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,857,995)	(9,650,646)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,066,909)	14,495,947
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	215,291,928	200,795,981

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$210,225,019	$215,291,928

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKL IN UNIVERSAL TRUST

FINANCIA L STATEMENT S

Statement of Cash Flows

for the six months ended February 29, 2020 (unaudited)

Cash flow from operating activities:

Dividends, interest and other income received . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Operating expenses paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest expense paid . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Purchases of long-term investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Sales and maturities of long-term investments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net sales of short-term investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash provided - operating activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash flow from financing activities:

Cash distributions to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash used - financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash at beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Cash at end of period. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reconciliation of Net Increase (Decrease) in Net Assets resulting from Operations to Net Cash Provided by Operating Activities for the six months ended February 29, 2020 (unaudited)

$ 7,973,893 (1,275,276) (1,270,750)

(42,083,248)

38,875,043

3,077,389

5,297,051

(4,857,994)

(4,857,994)

439,057

475,917

$ 914,974

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$(208,914)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Amortization of Note issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10,927
Net amortization income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(69,062)
Reinvested dividends from non-controlled affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(20,181)
Interest received in the form of securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(71,372)
Decrease in dividends and interest receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	100,507
Decrease in interest payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(13,926)
Increase in payables to affiliates, accrued expenses, and other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,168
Decrease in receivable for investments sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	309,055
Increase in payable for investments purchased. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,004,044
Decrease in cost of investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(3,482,260)
Increase in unrealized appreciation on investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,731,065

Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$5,297,051

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F R A N K L IN UNIVERSA L TRUS T

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Universal Trust (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Senior Fixed Rate Notes issued by the Fund are carried at cost. Under compliance policies and procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has

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FRANKL IN UNIVERSAL TRUST FINANCIA L STATEMENT S

1.Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At February 29, 2020, the Fund had no securities on loan.

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FRANKL IN UNIVERSAL TRUS T FINANCIA L S TAT EMENTS

e. Marketplace Lending

The Fund invests in loans obtained through marketplace lending. Marketplace lending, sometimes referred to as peer-to-peer lending, is a method of financing in which a platform facilitates the borrowing and lending of money. It is considered an alternative to more traditional forms of debt financing. Prospective borrowers are required to provide certain financial information to the platform, including, but not limited to, the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status. Based on this and other information, the platform assigns its own credit rating to the borrower and sets the interest rate for the requested loan. The platform then posts the borrowing requests online, giving investors the opportunity to purchase the loans based on factors such as the interest rates and expected yields of the loans, the borrower background data, and the credit rating assigned by the platform.

When the Fund invests in these loans, it usually purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to the Fund, less any servicing fees assessed. The servicer is typically responsible for taking actions against a borrower in the event of a default on the loan. Servicing fees, along with other administration fees, are included in marketplace lending fees in the Statement of Operations. The Fund, as an investor in a loan, would be entitled to receive payment only from the borrower and would not be able to recover any deficiency from the platform, except under very narrow circumstances. The loans in which the Fund may invest are unsecured.

f. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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FRANKL IN UNIVERSAL TRUST FINANCIA L STATEMENT S

1.Organization and Significant Accounting Policies (continued)

i. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized ($0.01 par value). During the periods ended February 29, 2020 and August 31, 2019 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. During the periods ended February 29, 2020 and August 31, 2019, there were no shares repurchased.

3. Senior Fixed Rate Notes

On August 28, 2018, the Fund issued $65 million principal amount of a new class of five-year senior fixed rate notes (Notes). The Notes bear interest, payable semi-annually, at a rate of 3.91% per year, to maturity on September 15, 2023. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund. For the period ended February 29, 2020, total interest paid by the Fund on the Notes was $1,270,750. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established in the Notes Agreement, and is required under the 1940 Act to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the period ended February 29, 2020. The issuance costs of $114,819 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes. For the period ended February 29, 2020, the Fund amortized $10,927 of Notes issuance costs. Subject to certain restrictions and make whole premiums, the Fund may prepay the Notes at any time. At February 29, 2020, if the Notes were fully prepaid, the make whole premium related to the current balance of the Notes would have been approximately $5,616,043.

The Fund employs an income-based approach to determine the fair value of the Notes, which uses the Notes' current credit rating, remaining time to maturity, stated coupon rates, the current yield of a comparable asset, and a liquidity premium. At February 29, 2020, the estimated fair value of the Notes was approximately $69,476,000. The inputs used in determining the fair value of the Notes represent Level 3 in the fair value hierarchy. See Note 9 regarding fair value measurements for additional information about fair value hierarchy.

4. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

a. Management Fees

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly managed assets. Managed assets are defined as the Fund's gross asset value minus the sum of accrued liabilities, other than the principal amount of the Notes.

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FRANKL IN UNIVERSAL TRUS T

FINANCIA L S TAT EMENTS

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 29, 2020, the Fund held investments in affiliated management investment companies as follows:

					Net Change in			Number of
	Value at				Unrealized	Value	at	Shares Held
	Beginning			Realized	Appreciation	End	of	at End of	Investment
	of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period		Period	Income

Non-Controlled Affiliates
									Dividends
Institutional Fiduciary Trust Money Market Portfolio,

1.23% . . . . . . . . . . . . . . . . . . . . . . . . . .	$4,760,505	$31,000,462	$(35,057,670)	$ —	$ —	$703,297		703,297	$20,181
									Income from
									securities
									loaned
Institutional Fiduciary Trust Money Market Portfolio,

1.23% . . . . . . . . . . . . . . . . . . . . . . . . . .	—	688,000	(688,000)	—	—		—	—	487

Total Affiliated Securities . . . . . . . . . . . .	$4,760,505	$31,688,462	$(35,745,670)	$ —	$ —	$703,297			$20,668

5. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2020, the custodian fees were reduced as noted in the Statement of Operations.

6. Income Taxes

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$231,214,299

Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$57,622,025
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(14,774,209)

Net unrealized appreciation (depreciation) . . . . . . . . .	$42,847,816

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and bond discounts and premiums.

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FRANKL IN UNIVERSAL TRUST

FINANCIA L STATEMENT S

7. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $43,087,292 and $36,668,298, respectively.

8. Credit Risk and Defaulted Securities

At February 29, 2020, the Fund had 57.9% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At February 29, 2020, the aggregate value of these securities represents less than 0.1%, of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 29, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:a
Equity Investments:b
Energy. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,968,928	$305,055	$4,224c	$2,278,207
All Other Equity Investments. . . . . . . . . . . . . .	85,454,463	—	—	85,454,463
Corporate Bonds . . . . . . . . . . . . . . . . . . . . . . .	—	168,820,028	—	168,820,028
Marketplace Loans . . . . . . . . . . . . . . . . . . . . .	—	—	5,155,381	5,155,381
Asset-Backed Securities. . . . . . . . . . . . . . . . . .	—	11,649,339	—	11,649,339
Escrows and Litigation Trusts . . . . . . . . . . . . . .	—	1,400	—c	1,400
Short Term Investments . . . . . . . . . . . . . . . . . .	703,297	—	—	703,297

Total Investments in Securities . . . . . . . . . . .	$88,126,688	$180,775,822	$5,159,605	$274,062,115

aFor detailed categories, see the accompanying Statement of Investments. bIncludes common and preferred stocks as well as other equity interests. cIncludes securities determined to have no value at February 29, 2020.

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FINANCIA L S TAT EMENTS

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At February 29, 2020, the reconciliation of assets is as follows:

										Net Change in
										Unrealized
										Appreciation
							Net	Net		(Depreciation)
	Balance at			Transfer	Transfer		Realized	Unrealized	Balance	on Assets
	Beginning of			Into	Out of	Cost Basis	Gain	Appreciation	at End	Held at Period
	Period	Purchases	Sales	Level 3a	Level 3	Adjustments	(Loss)	(Depreciation)	of Period	End

Assets:
Investments in Securities:
Equity Investments:b
Energy . . . . . . . . . . . . . . .	$12	$—	$—	$3,796	$—	$—	$—	$416	$4,224c	$416
Marketplace Loans . . . . . . . .	1,529,798	3,689,166	—	—	—	—	—	(63,583)	5,155,381	(63,583)
Escrows and Litigation Trusts . . . .	—c	—	—	—	—	—	—	—	—c	—
Total Investments in Securities . . . . . .	$1,529,810	$3,689,166	$—	$3,796	$—	$—	$—	$(63,167)	$5,159,605	$(63,167)

aThe investment was transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bIncludes common stocks as well as other equity interests. cIncludes securities determined to have no value.

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FRANKL IN UNIVERSAL TRUST

FINANCIA L STATEMENT S

9. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of February 29, 2020, are as follows:

					Impact to Fair
	Fair Value at			Amount/(Weighted	Value if Input
Description	End of Period	Valuation Technique	Unobservable Input	Averagea)	Increasesb
Assets:
Investments in Securities:
Marketplace Loans –	$4,613,291	Discounted Cash Flow	Loss-Adjusted Discount	8.6%	Decreasec
Lending Club . . . . . . . . .			Rate

			Projected Loss Rate	12.2%	Decreasec
Marketplace Loans –	379,425	Discounted Cash Flow	Loss-Adjusted Discount	10.0%	Decreasec
Lending Club LCX . . . . . .			Rate

			Projected Loss Rate	14.5%	Decreasec
Marketplace Loans –	162,665	Discounted Cash Flow	Loss-Adjusted Discount	14.6%	Decreasec
Upgrade. . . . . . . . . . . . .			Rate

			Projected Loss Rate	20.6%	Decreasec
All other investmentsd . . . .	4,224e
Total . . . . . . . . . . . . . . . .	$5,159,605

aWeighted based on the relative fair value of the financial instruments. bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated. cRepresents a significant impact to fair value but not net assets.

dIncludes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments and developed using various valuation techniques and unobservable inputs. eIncludes securities determined to have no value at February 29, 2020.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations and its ability to achieve its investment objectives.

Abbreviations

Currency	Selected Portfolio
USD United States Dollar	ADR	American Depositary Receipt
	FRN	Floating Rate Note
LIBOR London InterBank Offered Rate
	PIK	Payment-In-Kind

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F R A N K L IN UNIVERSA L TRUS T

Dividend Reinvestment and cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (Plan) offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. American Stock Transfer & Trust Company, LLC (Plan Agent), P.O. Box 922, Wall Street Station, New York, NY 10269-0560, acts as your Plan Agent in administering the Plan.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to American Stock Transfer & Trust Company, LLC and sent to American Stock Transfer & Trust Company, LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attn: Franklin Universal Trust.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. Under no circumstances will interest be paid on your funds held by the Plan Agent. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

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F R A N K L IN UNIVERSA L TRUS T

DIVIDEN D REINVESTMEN T AND CASH PURCHAS E PLAN

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.

32	Semiannual Report	franklintempleton.com

Shareholder Information

Board Approval of Investment

Management Agreements

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not "interested persons" as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's determination.

F R A N K L IN UNIVERSA L TRUS T

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund (including its share price discount to net asset value); reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management's explanation of differences among accounts where relevant. The Board noted management's continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager's parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton (FT) organization. The Board specifically noted FT's commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

franklintempleton.com	Semiannual Report	33

FRANKL IN UNIVERSAL TRUST SHAREHOLDE R INFORMATIO N

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2019. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund's performance results is below. Such results are based on net asset value without regard to market discounts or premiums.

The Performance Universe for the Fund included the Fund and all leveraged closed-end high yield funds. The Board noted that the Fund's annualized income return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund's annualized total return for the one-, three-, five- and 10-year periods was above the median of its Performance Universe. The Board concluded that the Fund's performance was acceptable and in keeping with its primary investment objective of high current income consistent with preservation of capital. In doing so, the Board noted that the Fund's annualized income return for each of the one-, three-, five- and 10-year periods, while below the median, exceeded 4.6%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund's actual total expense ratio and its various components, including, as applicable, management fees; underlying fund expenses; investment-related expenses; and other non-management fees. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges. The Board received a description of the methodology used by Broadridge to select the mutual funds included in the Expense Group.

The Expense Group for the Fund included the Fund and twelve other high yield (leveraged) closed-end funds. The Board noted that the Management Rate and actual total expense ratio for the Fund were equal to the medians of its Expense Group. The Board concluded that the Management Rate charged to the Fund is reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT's US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Fund's profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Fund's Board with respect to the profitability analysis.

The Board noted management's belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable up front expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management's expenditures in improving shareholder services provided to the Fund, as well as the need to

34	Semiannual Report	franklintempleton.com

FRANKL IN UNIVERSAL TRUS T SHAREHOLDE R INFORMATIO N

implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund's management fee structure reflects any economies of scale for the benefit of shareholders. The Board believes that the Manager's ability to realize economies of scale and the sharing of such benefit is a more relevant consideration in the case of an open-end fund whose size increases as a result of the continuous sale of its shares. A closed-end fund, such as the Fund, does not continuously offer shares, and growth following its initial public offering will primarily result from market appreciation, which benefits its shareholders. While believing economies of scale to be less of a factor in the context of a closed-end fund, the Board believes at some point an increase in size may lead to economies of scale that would be shared with the Fund and its shareholders and intends to monitor future growth of the Fund accordingly. The Board considered the Manager's view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	35

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To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report

Franklin Universal Trust

Investment Manager	Transfer Agent
Franklin Advisers, Inc.	American Stock Transfer & Trust Co., LLC
(800) DIAL BEN® / 342-5236	6201 15th Avenue
Brooklyn, NY 11219
www.astfinancial.com
© 2020 Franklin Templeton Investments. All rights reserved.	FUT S 04/20

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial expert is Mary C. Choksi and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.	N/A

Item 5. Audit Committee of Listed Registrants.

Members of the Audit Committee are: Mary C. Choksi, J. Michael Luttig and Larry D. Thompson.

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-

End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager, Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager's instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan- Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. For most proxy proposals, the investment manager's evaluation should result in the same position being taken for all Funds. In some cases, however, the evaluation may result in a Fund voting differently, depending upon the nature and objective of the Fund, the composition of its portfolio and other factors. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager's vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or

(3)items the investment manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law.

Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the investment manager will vote in accordance with the recommendation of such investment company's board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund's governing documents or applicable law, the investment manager will employ pass- through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In "pass-through voting," a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund's proposals.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager's proxy voting policies			and principles	The
investment manager has adopted general		proxy voting guidelines, which
are summarized	below. These guidelines	are	not an exhaustive list of
all the issues	that may arise and the investment manager cannot
anticipate all	future situations. In all cases, each proxy and proposal
(including both management and shareholder			proposals) will be
considered based on the relevant facts		and	circumstances on a case-by-
case basis.

Board of directors. The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification		of	auditors of portfolio		companies.	The investment
manager	will	closely scrutinize the independence, role and performance
of auditors. On			a	case-by-case basis,	the investment	manager will
examine	proposals			relating to non-audit relationships and non-audit

fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the

ratification	of auditors when there is clear and compelling evidence of
a lack of independence, accounting irregularities or negligence. The
investment	manager may also consider whether the ratification of
auditors has	been approved by an appropriate audit committee that meets
applicable	composition and independence requirements.
Management	and director compensation.	A company's equity-based
compensation	plan should be in alignment with the shareholders' long-
term interests. The investment manager believes that executive
compensation	should be directly linked to the performance of the
company. The	investment manager evaluates plans on a case-by-case basis
by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess
such plans	and/or the Glass Lewis evaluation of the plans. The
investment	manager will generally oppose plans that have the potential
to be excessively dilutive,	and will almost always oppose plans		that
are structured to allow	the	repricing of underwater options, or	plans
that have an automatic share replenishment "evergreen" feature.			The
investment manager will	generally	support employee stock option	plans
in which the purchase price	is at	least 85% of fair market value, and
when potential dilution	is 10% or	less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose "golden parachutes" that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on acase-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.

Anti-takeover mechanisms and related issues. The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The investment manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The investment manager generally supports "fair price" provisions and confidential voting. The investment manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure. The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers	and corporate	restructuring.	Mergers and	acquisitions will
be subject to careful		review by the	research analyst	to determine
whether	they would be	beneficial to	shareholders. The investment

manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring

proposals are	also subject		to a	thorough	examination	on a case-by-case
basis.
Environmental	and	social	issues.	The	investment manager		considers
environmental	and	social	issues	alongside traditional financial
measures to provide a more			comprehensive		view of the	value,	risk and

return potential		of an investment. Companies may	face significant
financial,	legal	and reputational risks resulting	from poor
environmental	and social practices,	or negligent	oversight of
environmental	or	social issues. Franklin Templeton's "Responsible
Investment	Principles and Policies"	describes the	investment manager's

approach to consideration of environmental, social and governance issues within the investment manager's processes and ownership practices.

The investment manager will review shareholder proposals on a case-by- case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the investment manager's experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company's board, if the company's current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company's peers.

Governance matters. The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access. In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance. Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank;

(ii)a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the investment manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market;

(viii)due to either system error or human error, the investment manager's intended vote is not correctly submitted; (ix) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities & privately held issuers. From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described above.

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at

(954)527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment

Companies.N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End

Management Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By __S\MATTHEW T. HINKLE________

Matthew T. Hinkle

Chief Executive Officer - Finance and Administration

Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By __S\MATTHEW T. HINKLE_________

Matthew T. Hinkle

Chief Executive Officer - Finance and Administration

Date: April 30, 2020

By _S\GASTON GARDEY______________

Gaston Gardey

Chief Financial Officer and Chief Accounting Officer

Date: April 30, 2020